SCHEDULE 14C INFORMATION
     Proxy Statement Pursuant to Section 14(c) of the Securities Act of 1934


(Mark One)
Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Information Statement
[ ]  Definitive Additional Materials

                           BECOR COMMUNICATIONS, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.
     1. Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------
     2. Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filings fee is calculated and state how it was determined):

        -----------------------------------------------------------------
     4. Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------
     5. Total fee paid:

        -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Action Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
                               ------------------------------------------
     2) Form, Schedule or Registration Statement No.:
                                                     --------------------
     3) Filing Party:
                     ----------------------------------------------------
     4) Date Filed:
                   ------------------------------------------------------

                           BECOR COMMUNICATIONS, INC.

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER
                              --------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                 YOU ARE NOT BEING REQUESTED TO SEND US A PROXY

                                  INTRODUCTION

     This information statement ("Information Statement") will be mailed on or about March __, 2003, to the shareholders of record as of February 28, 2003, of Becor Communications, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the Company pursuant to the written consent of a majority of the shareholders of the Company on February 21, 2003 ("Written Consent").

     There will not be a meeting of stockholders and none is required under the Delaware General Corporation Law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. Under Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

                 THIS IS NOT A NOTICE OF MEETING OF SHAREHOLDERS
                    AND NO SHAREHOLDERS' MEETING WILL BE HELD
                     TO CONSIDER ANY MATTER DESCRIBED HEREIN

                           BECOR COMMUNICATIONS, INC.
                          17337 Ventura Blvd., Ste. 224
                            Encino, California 91316

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER

To the stockholders of BECOR COMMUNICATIONS, INC.:

     NOTICE IS HEREBY GIVEN that the following actions will be taken by the Company pursuant to a Written Consent of the Majority Shareholders of Becor Communications, Inc, a copy of which is attached hereto and marked as Exhibit "A". The action that is to be taken consists of:

     1. Approve the ACQUISITION AGREEMENT (the "Acquisition") by and between the Company and Enhance Lifesciences, Inc., a Delaware corporation, ("ELSI") pursuant to which the Company will purchase all the issued and outstanding common stock of ELSI in exchange for shares of stock in the Company, based upon an exchange ratio of one (1) share of ELSI for every one 0.7258 shares of the Company's common stock for a total of 14,516,000 shares of the Company's common stock to be issued to the ELSI shareholders.

     2. The amendment of the Company's Certificate of Incorporation to amend and change the authorized capital stock of the Company to Seventy Five Million (75,000,000) shares, comprised of Fifty Million (50,000,000) shares of common stock, par value $0.001 per share and Twenty Five Million (25,000,000) shares of preferred stock, the rights, powers and preferences of which shall be set by resolution of the Board of Directors of the Company, done in connection with the Acquisition and in order to permit the issuance of shares of common stock of the Company to the shareholders of ELSI,

     3. The amendment of the Company's Certificate of Incorporation to change the name of the Company to "Enhance Biotech, Inc."

     4. In connection with the Acquisition, the approval of the distribution to the stockholders of the Company of the stock of the Company's wholly-owned subsidiary, Advanced Knowledge, Inc. ("AKI"), to which, prior to the close of the Acquisition, the Company transferred the assets, subject to liabilities, of the Company's existing business (the "Divestiture").

     5. The replacement of the Company's Board of Directors with three (3) directors nominated by ELSI, namely Christopher Every, Lee Cole, and Roger Holdom, each to hold office until any respective successor is elected and qualified.

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to our stockholders. We anticipate that the amendment will become effective on or after March __, 2002 upon filing with the Delaware Secretary of State.

     Following the filing of the amended and restated Certificate of Incorporation with the Delaware Secretary of State, the Company and ELSI may, but are not required to, proceed with the consummation of the transaction whereby ELSI will become a wholly-owned subsidiary of the Company. In addition, the Board of Directors of the Company may determine not to distribute the stock of AKI to the stockholders of the Company if, in light of the circumstances then existing, the Board determines that the Divestiture would not be in the best interests of the Company and the stockholders.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock of the Company held of record by such persons and will reimburse such brokers and other custodians for out-of-pocket expenses incurred in forwarding such material. The Board of Directors has established the close of business on February 28, 2003, as the record date (the "Record Date") for the determination of stockholders entitled to notice of the action taken pursuant to the Written Consent.


                                            By Order of the Board of Directors


                                            ------------------------------------
                                            Buddy Young, Chief Executive Officer
Encino, California
March __, 2003


                               GENERAL INFORMATION

PRIOR REVIEW

     Although copies of this Information Statement have been filed with an examined by the Securities and Exchange Commission ("Commission"), such filing and examination by the Commission does not represent and shall not be deemed to be a finding that the materials are accurate or complete or not false or misleading. Nor does it mean that the Commission has passed upon the merits of or approved any statement contained in the materials or any matter which was taken by the Written Consent. No representation to the contrary has been made or should be implied. Any representation to the contrary is a criminal offense.

NO FALSE OR MISLEADING STATEMENTS

     To the best of the Company's knowledge, all statements made and contained herein are true at the time made and in the light of the circumstances under which they are being made and are not false or misleading with respect to any material fact or otherwise omit any material fact necessary to make the statements herein not false or misleading or to correct any prior statements.

DISSENTER'S RIGHT OF APPRAISAL

     There are no appraisal rights regarding any matter to be acted upon.

VOTING SHARES AND VOTING RIGHTS

     As of the close of business on February 28, 2003 (the "Record Date"), the Company's authorized capitalization consisted of 25,000,000 shares of common stock, par value $.001 per share. As of the record date, there were One Million Six Hundred Twelve Thousand Nine

Hundred (1,612,900) shares of common stock of the Company issued and outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles its holder to one vote on each mater submitted to the Shareholder.

     The beneficial ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, named executive officers, and the executive officers and directors as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management." The Company's officers and directors are entitled to vote 1,270,000 shares of the issued and outstanding common stock, or 78.74% of the shares entitled to vote.

     Under the Company's Bylaws and pursuant to applicable Delaware law, any action which may be taken at any annual or special meeting of the stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company's officers and directors have exercised the vote/consent rights and voted 1,270,000 shares in favor of each action, for an affirmative vote of 78.74% of the shares entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of February 28, 2003, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 224, Encino, California 91316.

PRE-CLOSING OF THE ACQUISITION
                                                                      PERCENTAGE
NAME AND ADDRESS                        NUMBER OF SHARES               OWNERSHIP
--------------------------------------------------------------------------------

Buddy and Rebecca Young (1)(2)              1,250,000                   77.55%
Howard Young (3)                               10,000                       *%
Dennis Spiegelman (4)                           5,000                       *%
L. Stephen Albright (5)                         5,000                       *%

All officers and directors
    as a group (3 persons)                  1,270,000                   78.74%
*   Less than 1%
--------------------------------------------------------------------------------

(1)  Held as co-trustees for the Young Family Trust.
(2)  Mr. Young is a Director and the Chief Executive Officer of the Company.
(3)  Howard Young is an officer and the son of Mr. Buddy Young
(4)  Director.
(5)  Director and Secretary

POST-CLOSING OF THE ACQUISITION
                                                                      PERCENTAGE
NAME AND ADDRESS                        NUMBER OF SHARES               OWNERSHIP
--------------------------------------------------------------------------------

Buddy and Rebecca Young (1)(2) **           1,250,000                   7.75%
Howard Young (3) **                            10,000                       *
Dennis Spiegelman (4) **                        5,000                       *
L. Stephen Albright (5) **                      5,000                       *
Christopher Every (6) ***                     362,900                   2.25%
Lee Cole (7) ***                                 None                       *
Roger Holdom (8)***                              None                       *
All officers and directors
    as a group (3 persons)                    362,900                   2.25%
*   Less than 1%
** Will resign as officers and directors upon the close of the Acquisition Agreement and shares are not included in the "all officers and directors" calculation, post closing.
*** Will assume officer and director positions upon the close of the Acquisition
    Agreement.
--------------------------------------------------------------------------------
(1)  Held as co-trustees for the Young Family Trust.
(2)  Mr. Young is a Director and the Chief Executive Officer of the Company.
(3)  Howard Young is an officer and son of Buddy Young
(4)  Director.
(5)  Director and Secretary.
(6)  Director and Chief Executive Officer.
(7)  Director.
(8)  Director and Director of Sales and Marketing.

ELECTION OF DIRECTORS

     The Company's Bylaws call for the Company to have three (3) directors who are elected annually and are to hold office until the next annual stockholders meeting and until successors are elected and qualified or until their earlier resignation or removal.

Information regarding these nominees follows:

     CHRISTOPHER EVERY. Mr. Every is 50 years old. He career in sales and marketing, predominantly in the industrial and pharmaceutical areas, lead to his holding senior board positions. His sales and marketing career includes various positions with Wiggins Teape,

National Starch Corporation of America (a Unilever subsidiary group), and General Electric Company. As a result of this experience Mr. Every developed a wide-ranging knowledge of large corporate organizations in the range of major "blue chip" industries and the broadest possible array of businesses. Since 1985 Mr. Every has worked for Electrolux, Entre Computers, Promo Ticket Promotions Ltd and Ashridge Management College. Mr. Every is also a former senior Managing Director with Williams Holdings PLC. He has also provided consultant services to major companies and government bodies in the UK and Europe, predominately in regard to strategic management. The clients which Mr. Every has developed over the last ten years include, Alpha Airport Services, Eften Europa, NATO (Luxembourg), CIPAL Belgium, Antwerp Regional Government tax offices, and Associated Tyre Services, Gieves & Hawkes, East Midlands Electricity, Altro Floors, Gardner Merchant, Richard Ellis & Quentin, Micro Warehouses Ltd, Powergen plc and TXU Energi.

     LEE COLE. Mr. Cole is 41 years old and has extensive experience in rapid growth companies and executing acquisition strategies. Since January 1995, Mr. Cole has been a principal of Tech Capital Group, a technology consulting firm that has private and public information and healthcare technology companies as clients. Additionally, in 1997, Mr. Cole was the co-founder of a public biotechnology company, Bioenvision, Inc.

     ROGER  HOLDOM.  Mr.  Holdom  is 37  years  of age  and has  over  18  years experience in marketing at senior management level in the Pharmaceutical, Broadcasting and Technology sectors. From 1997 to 1999 Mr. Holdom was the Head of Network Development Europe at Discovery Communications where he was responsible for the negotiation, management and administration of the European and African distribution contracts for Discovery's global satellite and cable channel. Prior to 1997, Mr Holdom was a senior marketing director at the BBC.

     None of the nominees is a party to litigation which is adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. None of the nominees has had a prior business relationship with the Company or any entity with which the Company does any business.

COMPLIANCE WITH SECTION 16

     Based on the Company's review of filings received by it through February 15, 2003, the Company believes that certain officers and directors may not have filed certain forms required by Section 16 of the Securities Exchange Act of 1934, as follows: During 2002, L. Stephen Albright, Buddy Young and Dennis Spiegelman who were directors and/or officers of the Company did not file Form 5's within 45 days of the end of the Company's fiscal year ended May 31, 2002. However, the Company is aware that these directors obtained their shares of stock as part of the incorporation of the Company in April, 2000, and that none of them has either bought or sold any of the Company's common stock since receiving their shares. These same individuals did, however, file their Form 5 Annual Reports on March 3, 2003.

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD

     The Company's fiscal year end is May 31. Mr. Buddy Young, Mr. Dennis Spiegelman and Mr. L Stephen Albright are the members of the Company's Board of Directors. Mr. Young and Mr. Albright are the members of the Board's Audit
Committee. Thus far in fiscal 2003, the Board has held two (2) meetings. The principal function of the Audit Committee is to recommend to the Board of Directors the engagement of the independent accountants of the Company and review with the independent accountants and the Company's internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent accountants. Thus far in fiscal 2003, the Audit Committee has had informal meetings, including meetings to review and discuss the Company's financial statements for fiscal 2003 which were filed on the Company's Form 10-QSB's (unaudited) and in contemplation of the Company's Form 10-KSB that is to be filed following the end of fiscal 2003. The Audit Committee met with and discussed the financials with its independent auditors and has taken all reasonable steps necessary to comply with the related review and disclosure requirements. Each director attended all of the meetings of the Board and Committees on which he serves.

COMPENSATION

     Since the inception of the Company, none of its officers or directors have received any compensation, cash or otherwise, for their services. Further, none of the Company's officers or directors has deferred any compensation and no compensation is due them by the Company.

ACCOUNTING FEES

     The Company has not adopted or approved the change, approval or ratification of its principal accountants. Farber & Hass, LLP is currently the Company's independent principal accountant and that is not altered by this Information Statement or the Written Consent.

     In an effort to keep the Company's shareholders informed, the Company presents the following information regarding the work of the Company's auditors.

     Audit Fees - The aggregate fees billed by Farber & Hass, LLP for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year end, May 31, 2002 were $9,015.00.

     Financial Information Systems Design and Implementation Fees - The Company did not engage Farber & Hass, LLP, or any other accountants, to prepare, design, implement, or supervise the operation, either directly or indirectly, of an information system for the Company. Accordingly, no fees were paid to Farber & Hass, LLP for such services.

     Other Fees - During fiscal 2003, the aggregate fees billed to the Company by Farber & Hass, exclusive of audit fees, were $4,985, all of which were attributed to the review of the Company's quarterly reports on Form 10-QSB. Thus far in fiscal 2003, Farber & Hass, LLP has billed an aggregate total of $4,341 to the Company for the review of the Company's form 10- QSB for the quarter ended November 30, 2002 and for the preparation of State and Federal tax returns.

COMPENSATION PLANS

     No compensation plans were or are being acted upon by the Written Consent or this Information Statement.

AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

     (a) A total of 14,516,000 shares of the Company's common stock, restricted as to transfer, will be issued to acquire all the issued and outstanding shares of stock in Enhance Lifesciences, Inc., a Delaware corporation ("ELSI"), from the ELSI shareholders.

     (b) The shares to be issued will be identical in rights, privilege and preferences to those shares of the Company's common stock already issued and outstanding.

     (c) The Company is acquiring ELSI as a wholly owned subsidiary of the Company through the purchase of all the issued and outstanding shares of stock of ELSI from the Shareholders of ELSI. ELSI is an emerging bio-pharmaceutical company that is focused on the acquisition, development and commercialization of "Lifestyle Drugs" in the main therapeutic lifestyle disorder categories. ELSI currently has six products in development, all of which are targeted towards sexual dysfunction, in-vitro fertilization (also known as IVF), depression, anti-cellulite, anti-aging and arthritis. ELSI's strategy is to develop these six existing products and later acquire other late stage product candidates in the "Lifestyle Drugs" sector with the goal of positioning itself to be at the forefront in the development of drugs that will improve and enhance the lifestyles of many patients. ELSI was incorporated in December, 1996, in the State of Delaware under the name European Technology Enterprises, Inc. In February, 2002, it changed its name to Grand Hotels, Inc. and in June 2002, it changed its name to Enhance Lifesciences, Inc.

     (d) The impact of the issuance of these shares will be to increase the issued and outstanding number of shares of the Company from 1,612,900 to 16,128,900.

MODIFICATION OR EXCHANGE OF SECURITIES

     The Company is not making any modification to its securities nor is the Company issuing any securities to be exchanged for any of its outstanding securities. The Company will amend its Certificate of Incorporation to increase the number of authorized shares of stock and create preferred stock. However, no preferred stock is being issued as a part of the transaction with ELSI and its shareholders.

FINANCIAL AND OTHER INFORMATION

     (a) The financial statements contained in the Company's Form 10-KSB for the fiscal year ended, May 31, 2002, filed on August 12, 2002, the quarterly report on Form 10-QSB for the quarter ended August 31, 2002, filed on October 10, 2002 and the quarterly report on Form 10-QSB for the quarter ended November 30, 2002, filed on January 10, 2003 are incorporated herein by this reference.

                             ITEM 1 TO SCHEDULE 14C
                (INFORMATION REQUIRED BY ITEM 14 OF SCHEDULE 14A)

ITEM 14.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS.

     SUMMARY TERM SHEET. The transaction authorized by the Written Consent and described in this Information Statement is the acquisition of all the outstanding securities of ELSI to effect the purchase of the going business and assets of ELSI. In connection with the acquisition of ELSI, the Company will spin-off its wholly owned subsidiary, Advanced Knowledge, Inc. ("AKI") to its shareholders. The acquisition of ELSI is summarized as follows:

     (i) the Company will purchase all the issued and outstanding common stock of ELSI in exchange for shares of stock in the Company. This will be done based upon an exchange ratio of one (1) share of ELSI for every one 0.7258 shares of the Company's common stock. Consequently, a total of 14,516,000 shares of the Company's common stock to be issued to the ELSI shareholders;

     (ii) ELSI will continue to operate as a wholly owned subsidiary;

     (iii)the Company  will change it's name to Enhance  Biotech,  Inc.  and own
ELSI;

     (iv) after acquiring ELSI, the Company will have six months to raise $2 million in capital. If the Company fails to raise a minimum of $2 million, Mr. Buddy Young will have the option, at his discretion, to assume control of the Company and spin-off ELSI back to its original shareholders. In this instance, ELSI will be returned to its original shareholders and the Company will be returned to its original shareholders, provided however, that each entity will provide the shareholders of the other company with an aggregate 10% equity position in their respective company.

     (v) Mr. Buddy Young and the Company will enter into a consulting agreement which will take effect upon the close of the acquisition of ELSI. Payment of Mr. Young's fees under that agreement are to be paid over two years pursuant to a promissory note in the principal amount of Two Hundred Thousand dollars ($200,000).

     (vi) in the event that the Company fails to raise $2 million as required and Mr. Young assumes control of the Company, in spinning off ELSI to its original shareholders, the original shareholders of the Company will own shares in both the Company and AKI. There will be an additional adjustment as the Company will be required to provide a 10% equity position in the Company to the shareholders of ELSI.

     CONTACT INFORMATION. The Company's office is 17337 Ventura Blvd., Ste. 224, Encino, CA 91316. The phone number is (818) 784-0040.

     BUSINESS CONDUCTED. The Company, through its wholly owned subsidiary AKI, is engaged in the business of the development, production and distribution of creatively unique management and general workforce training videos for use by businesses throughout the world.

     TERMS OF THE TRANSACTION. The Company will purchase 100% of the issued and outstanding shares of ELSI and it will become a wholly owned subsidiary of the Company upon the Company's issuance of a total of 14,516,000 shares of the Company's common stock and the delivery of same to the shareholders of ELSI. As a result of the issuance, the number of the Company's outstanding shares of common stock will increase from 1,612,900 to 16,128,900. The Company's current shareholders will suffer a dilution of approximately 90%. Upon consummation of the acquisition transaction, the Company's current Board of Directors and officers will resign and a new Board of Directors nominated by ELSI will assume control of the Company. As part of the transaction, the Company plans to spin-off its current wholly owned subsidiary AKI to the current shareholders of the Company. In connection with the acquisition transaction, the Company will change its name to Enhance Biotech, Inc. and be required to raise $2 million in capital within six months. Should the Company fail, for any reason, to raise the $2 million, Mr. Buddy Young, will have the option, at his discretion, to convert his consulting fee promissory note to equity and assume control of the Company. At which point, the Company would spin-off ELSI back to its original shareholders. In that instance, there will be an additional adjustment as the Company will be required to provide a 10% equity position in the Company to the shareholders of ELSI and the Company would retain a 10% equity position in ELSI. The Company's Board of Directors believes that the acquisition of ELSI is in the best interests of the Company.

     REGULATORY APPROVALS. None required.

     REPORTS, OPINIONS, APPRAISALS. No such reports, opinions or appraisals materially relating to the transaction have been received from an outside party.

     PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS. Until ELSI was initially presented to the Company as a potential acquisition candidate in December, 2002, there were no contacts, transactions or negotiations between the Company and ELSI, or any of there respective affiliates.

     SELECTED FINANCIAL DATA. The financial statements contained in ELSI's Form 10-KSB for the fiscal year ended, January 31, 2002, filed on April 19, 2001 are incorporated herein by this reference. The Form 10-KSB was filed under ELSI's previous name "European Technology Enterprises, Inc." Updated audited financial statements together with the Pro Forma Selected Financial Data and the Pro Forma Information required by paragraphs 9 and 10 of Item 14 in Schedule 14A will be filed with the Securities & Exchange Commission on a Form 8-K within 75 days of the close of the Company's acquisition of ELSI. (See Regulation S-B, Rule 310
(c)(3)(iv))

     ACQUISITION OR DISPOSITION OF PROPERTY; RESTATEMENT OF ACCOUNTS; ACTION WITH RESPECT TO REPORTS. None of this information is applicable to the Company's acquisition of ELSI.

     MATTERS NOT REQUIRED TO BE SUBMITTED. Except for the acquisition of ELSI, all action taken described in this Information Statement which is to be taken by the Company required a vote of the security holders. However, all action to be taken by the Company is set forth in the Written Consent and approved by more than 75% of the Company's issued and outstanding common stock. Therefore, all measures have been approved and adopted and no "negative vote" will have any consequence.

     AMENDMENT IF CHARTER, BYLAWS OR OTHER DOCUMENTS. The Company's Certificate of Incorporation will be amended to reflect two (2) changes. They are: (i) the new name of the Company will be "Enhance Biotech, Inc."; and, (ii) the Company's authorized capital stock will be increased to Seventy Five Million (75,000,000) shares, comprised of Fifty Million (50,000,000) shares of common stock, par value $0.001 per share and Twenty Five Million (25,000,000) shares of preferred stock, the rights, powers and preferences of which shall be set by resolution of the Board of Directors of the Company,

     OTHER PROPOSED ACTION. No action other than that described in this Information Statement was proposed or will be taken.

     VOTING PROCEDURES. No votes are being solicited by this Information Statement. Therefor no voting procedures are necessary.

     INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT. The Company is not an Investment Company and this is an Information Statement, not a Proxy Statement. Therefore, no such information is required under this heading.

                             ITEM 2 TO SCHEDULE 14C
                   (STATEMENT THAT PROXIES ARE NOT SOLICITED)

     We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

                             ITEM 3 TO SCHEDULE 14C
   (INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON)

     a. The Security Ownership of Certain Beneficial Owners and Management tables set forth above describe the interests of the Company's officers and directors and the director nominees.

     b. No officer or director of the Company has informed the Company that he intends to oppose any of the actions described in this Information Statement which are to by taken pursuant to the Written Consent.

                             ITEM 4 TO SCHEDULE 14C
                         (PROPOSALS BY SECURITY HOLDERS)

     None of the Company's security holders has submitted any proposals to the Company.

                             ITEM 5 TO SCHEDULE 14C
         (DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS)

     Each security holder will be sent a copy of this Information Statement, even if sharing an address with another security holder.

     The Company's current office is 17337 Ventura Blvd., Ste. 224, Encino, CA 91316. The phone number is (818) 784-0040. Any security holder who wishes to notify the Company of that security holder's desire to continue to receive a separate Information Statement or to receive a single Information Statement at an address shared by multiple security holders may contact the Company at its address and/or phone number with such request.


                                          By Order of the Board of Directors



                                          -----------------------------------
                                          BUDDY YOUNG, Chief Executive Officer

Encino, California
March __, 2003

                                                                       EXHIBIT A

                              CONSENT OF A MAJORITY
                             OF THE SHAREHOLDERS OF
                           BECOR COMMUNICATIONS, INC.
                            (A Delaware Corporation)

         Pursuant to Section 228 of the Delaware Corporation Law, the undersigned, being a substantial majority of the issued and outstanding common stock of BECOR COMMUNICATIONS, INC., a corporation, (hereinafter the "Corporation"), do hereby dispense with the formality of a noticed meeting and consent, adopt and approve the following resolutions:

         WHEREAS, the undersigned majority of the shareholders of this Corporation have deemed it to be in the best interests of this Corporation and all of its shareholders to acquire Enhance Lifesciences, Inc., a Delaware corporation ("ELSI"), which Acquisition Agreement (the "Acquisition Agreement") was previously approved by the undersigned shareholders and entered into by this Corporation and ELSI;

         BE IT RESOLVED that this Corporation's officers and directors are hereby authorized to close the Acquisition Agreement and acquire ELSI on such terms and conditions as are set forth in the Acquisition Agreement, with further authorization to the officers and directors to negotiate and enter into such agreements as are reasonably necessary or related to the transaction all on such terms and conditions as they may deem to be appropriate under the circumstances;

         WHEREAS, in connection with the Acquisition Agreement, it is in the best interests of the Corporation to change its name to Enhance Biotech, Inc.;

         BE IT RESOLVED that Article First of this Corporation's Certificate of Incorporation be amended to read:

                  FIRST:      The name of this corporation shall be:
                                         ENHANCE BIOTECH, INC.

         WHEREAS, in connection with the Acquisition Agreement, it is in the best interests of the Corporation to change its capital structure;

         BE IT RESOLVED that Article Fourth of this Corporation's Certificate of Incorporation be amended to read:

                  FOURTH: The total number of shares of stock which this corporation is authorized to issue is Seventy Five Million (75,000,000) shares comprised of:

                  (A) Fifty Million (50,000,000) shares of common stock with a par value of one mil ($0.001) per share, amounting to Fifty Thousand Dollars ($50,000); and

                  (B) Twenty Five Million (25,000,000) shares of preferred stock, the rights, powers and preferences of which shall be set by resolution of the Board of Directors of the Company.

         WHEREAS, it is in the best interests of this Corporation to authorize the officers and directors of this Corporation, at their discretion, to distribute the stock of this Corporation's wholly-owned subsidiary, Advanced Knowledge, Inc. ("AKI") to the shareholders of this Corporation (as constituted prior to the close of the Acquisition Agreement) and to do so on the terms and conditions, including the distribution ratio, as the officers and directors deem appropriate and necessary under the circumstances;

         BE IT RESOLVED, that the officers and directors of this Corporation are hereby authorized to exercise their discretion as to whether to distribute the stock of this Corporation's wholly-owned subsidiary, AKI to the shareholders of this Corporation (as constituted prior to the close of the Acquisition Agreement) and to do so on the terms and conditions, including the distribution ratio, as the officers and directors deem appropriate and necessary under the circumstances;

         WHEREAS, upon the close of the Acquisition Agreement, it will be in the best interests of this Corporation to accept the resignations of its officers and directors and to simultaneously elect a new board of directors, the nominees for which have been recommended by ELSI, namely Christopher Every, Lee Cole and Roger Holdom;

         BE IT RESOLVED that upon the close of the Acquisition Agreement, this Corporation will accept the resignations of its officers and directors and simultaneously elects a new board of directors recommended by ELSI, namely Christopher Every, Lee Cole and Roger Holdom to serve until successors are elected and qualified or until their earlier resignation or removal.

         WHEREAS, it is in the best interests of this Corporation to ratify all the previous acts and conduct of this Corporation's Board of Directors for the past year;

         BE  IT  RESOLVED,   that  all  of  the  actions  and  conduct  of  this
Corporation's Board of Directors for the past year are hereby ratified and approved.







                   (Balance of page intentionally left blank)

         This consent, which may be executed in counter-parts with facsimile signatures sufficing as originals, shall be filed, kept and maintained in this Corporation's minute book and shall become a part of the records of this Corporation.

         These minutes are effective and adopted as of February 28, 2003.

SHAREHOLDER                        SHARES BENEFICIALLY           PERCENTAGE OF
NAME & SIGNATURE                          OWNED                OUTSTANDING STOCK
----------------                   -------------------         -----------------

THE YOUNG FAMILY TRUST

/s/ Buddy Young
----------------------------
Buddy Young, Trustee                    1,250,000                         77.55%

/s/ Dennis Spiegelman
----------------------------                5,000                   Less than 1%
DENNIS SPIEGELMAN

/s/ L. Stephen Albright
----------------------------                5,000                   Less than 1%
L. STEPHEN ALBRIGHT

/s/ Howard Young
----------------------------               10,000                   Less than 1%
HOWARD YOUNG